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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 3, 2006

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                         OIL STATES INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

                 1-16337                          76-0476605
        (Commission File Number)       (IRS Employer Identification No.)

              333 Clay Street, Suite 4620
                      Houston, Texas                          77002
         (Address of principal executive offices)           (Zip Code)

       Registrant's telephone number, including area code: (713) 652-0582

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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                                EXPLANATORY NOTE

         This Form 8-K/A is being filed to correct the Form 8-K filed by Oil States International, Inc. on March 6, 2006 (the "Initial Form 8-K"). The disclosure in the Initial Form 8-K was inadvertently provided under Item 2.02 thereof (rather than Item 8.01). This Form 8-K/A amends and restates in its entirety the Initial Form 8-K.

ITEM 8.01 OTHER EVENTS.

         On March 6, 2006, Oil States International, Inc. issued a press release announcing that it closed the previously announced transaction to combine its hydraulic workover business with Boots & Coots International Well Control, Inc. (Amex: WEL) on March 3, 2006. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

EXHIBIT NO.   EXHIBIT TITLE
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99.1          Press Release dated March 6, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                OIL STATES INTERNATIONAL, INC.

Date: March 10, 2006                                   /s/ Cindy B. Taylor
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                                                Name:  Cindy B. Taylor
                                                Title: Senior Vice President and
                                                       Chief Financial Officer

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                                INDEX TO EXHIBITS

EXHIBIT NO.   DESCRIPTION
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99.1          Press Release dated March 6, 2006.

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